UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-2488

                        DREYFUS PREMIER EQUITY FUNDS, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000


Date of fiscal year end:  9/30


Date of reporting period: 9/30/03




                                  FORM N-CSR

Item 1. Reports to Stockholders.

      Dreyfus Premier
      Growth and Income Fund


      ANNUAL REPORT September 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Securities Sold Short

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                                                Dreyfus Premier
                                                         Growth and Income Fund



LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Growth and Income Fund covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. Rising economic expectations have driven many broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. However, because the market sectors and individual stocks that perform best tend to change with the economy, we remain committed to the principles of professional management and diversification. As always, we encourage you to talk with your financial advisor who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

HOW DID DREYFUS PREMIER GROWTH AND INCOME FUND PERFORM RELATIVE TO ITS
BENCHMARK?

For the 12-month period ended September 30, 2003, the fund produced total returns of 20.98% for Class A shares, 19.82% for Class B shares, 20.02% for Class C shares, 21.06% for Class R shares and 19.41% for Class T shares.(1) This compares with the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of 24.37% for the same period.(2)

We attribute the fund's performance primarily to a favorable shift in investor sentiment prompted by decisive military action in Iraq and mounting evidence of stronger economic growth. This shift drove most stock prices sharply higher during the second half of the reporting period. The fund did share in this rally to a significant degree, however, much of the market's strength was concentrated in stocks of lower-quality technology and telecommunication companies, many of which lacked sound underlying fundamentals in our view. Since our disciplined investment approach leads us to avoid such stocks, the fund delivered lower returns than the S&P 500 Index.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, it invests in stocks of domestic and foreign issuers. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase (such as accelerating earnings

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

growth, a corporate restructuring or change in management). The portfolio manager seeks to create a broadly diversified portfolio with a value tilt, generally exhibiting a weighted average price-to-earnings ("P/E") ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. Income is primarily generated from dividend-paying stocks. The manager selects stocks based on:

     * VALUE, or how a stock is priced relative to its perceived intrinsic worth;

     * GROWTH, in this case the sustainability or growth of earnings or cash flow; and

     *    FINANCIAL PROFILE, which measures the financial health of the company.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund's performance benefited from its focus on stocks we believed were well-positioned for an economic upturn. More specifically, we maintained relatively heavy positions in consumer discretionary stocks, most of which delivered above-average returns. Despite weakness in one fund holding, Viacom, strong individual stock selections boosted returns in this area. Top performers in the consumer discretionary group included media and Internet companies such as InterActiveCorp; retailers such as Staples and Best Buy; and food service providers such as McDonald's.

The fund also received relatively strong contributions to performance from our stock selection strategy in the financial services and materials and processing areas. In financial services -- which represents one of the largest areas of investment for the fund and the S&P 500 Index -- we emphasized economically sensitive companies, such as mortgage lender Countrywide Financial, investment broker Morgan Stanley and diversified financial services provider Citigroup. Gains in these stocks more than made up for weakness among other financial holdings.

The fund's technology investments provided mixed results. Successes included semiconductor chip makers and equipment companies, such as

4

National Semiconductor and KLA-Tencor; electronic equipment and instrumentation manufacturers, such as Jabil Circuit; computer storage device companies, such as EMC; and enterprise software developers, including SAP AG. However, the fund's gains in this area fell short of those registered by the S&P 500 Index's technology group, where returns were driven by a number of stocks that the fund avoided, including those that we believed suffered from poor business fundamentals.

A handful of disappointing performers in other industry groups further undermined the fund's relative performance. These included consumer staples company Kraft Foods, electric utility TXU and health care services provider HCA. However, despite these and other declines in individual holdings, the fund achieved positive returns in every industry group in which it invested.

WHAT IS THE FUND'S CURRENT STRATEGY?

As of the end of September, we believe the U.S. economy remains poised for continuing, gradual growth. Accordingly, we have maintained the fund's tilt in favor of high-quality stocks that we believe are well-positioned to benefit from a stronger economy. Compared to their representation in the S&P 500 Index, the fund currently holds relatively large positions in technology and consumer discretionary stocks. Conversely, it maintains relatively light exposure to the traditionally defensive areas of consumer staples and health care.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

FUND PERFORMANCE



                  Dreyfus Premier     Dreyfus Premier     Dreyfus Premier       Dreyfus Premier      Standard & Poor's
                     Growth and          Growth and         Growth and            Growth and                 500
     PERIOD         Income Fund         Income Fund         Income Fund           Income Fund         Composite Stock
                  (Class A shares)    (Class B shares)   (Class C shares)      (Class R shares)        Price Index *

    12/29/95            9,427              10,000             10,000                10,000                10,000
    9/30/96            13,974              14,714             14,727                14,838                11,349
    9/30/97            16,895              17,670             17,657                18,139                15,937
    9/30/98            15,711              16,311             16,309                16,889                17,385
    9/30/99            19,046              19,615             19,619                20,494                22,216
    9/30/00            21,251              21,727             21,747                22,835                25,164
    9/30/01            17,053              17,312             17,329                18,380                18,468
    9/30/02            13,267              13,449             13,385                14,300                14,687
    9/30/03            16,051              16,271             16,064                17,312                18,267



Comparison of change in value of $10,000 investment in Dreyfus Premier Growth and Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GROWTH AND INCOME FUND ON 12/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

Average Annual Total Returns AS OF 9/30/03


                                                                  Inception                                                From
                                                                       Date               1 Year           5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   12/29/95             14.02%           (0.75)%       6.29%

WITHOUT SALES CHARGE                                                12/29/95             20.98%            0.43%        7.10%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                             12/29/95             15.82%           (0.70)%       6.47%

WITHOUT REDEMPTION                                                  12/29/95             19.82%           (0.36)%       6.47%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                          12/29/95             19.02%           (0.30)%       6.30%
WITHOUT REDEMPTION                                                  12/29/95             20.02%           (0.30)%       6.30%

CLASS R SHARES                                                      12/29/95             21.06%            0.50%        7.33%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                   2/1/00             14.06%          --            (8.88)%
WITHOUT SALES CHARGE                                                  2/1/00             19.41%          --            (7.72)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                      The Fund 7




STATEMENT OF INVESTMENTS

September 30, 2003


COMMON STOCKS--99.3%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.8%

AOL Time Warner                                                                                  21,250  (a)             321,087

Best Buy                                                                                          4,000  (a)             190,080

Carnival                                                                                         18,000                  592,020

Clear Channel Communications                                                                      9,640                  369,212

Comcast, Cl. A                                                                                   11,402  (a)             352,094

Disney (Walt)                                                                                    10,000                  201,700

Ford Motor                                                                                       12,000                  129,240

General Motors                                                                                    4,000                  163,720

Hilton Hotels                                                                                    10,000                  162,200

Home Depot                                                                                       14,000                  445,900

InterActiveCorp                                                                                  10,600  (a)             350,330

Johnson Controls                                                                                  1,000                   94,600

Lamar Advertising                                                                                 6,600  (a)             193,644

Liberty Media                                                                                    33,000  (a)             329,010

McDonald's                                                                                       19,000                  447,260

Staples                                                                                          11,600  (a)             275,500

TJX Cos.                                                                                         21,500                  417,530

Target                                                                                            9,000                  338,670

Toyota Motor, ADR                                                                                 1,000                   59,550

Viacom, Cl. B                                                                                    12,170                  466,111

                                                                                                                       5,899,458

CONSUMER STAPLES--6.2%

Altria Group                                                                                     15,000                  657,000

Coca-Cola                                                                                        12,000                  515,520

Kraft Foods                                                                                       5,000                  147,500

PepsiCo                                                                                          12,000                  549,960

Procter & Gamble                                                                                  8,300                  770,406

                                                                                                                       2,640,386

ENERGY--6.4%

Anadarko Petroleum                                                                                3,000                  125,280

Devon Energy                                                                                      9,025                  434,915

Exxon Mobil                                                                                      32,900                1,204,140

Schlumberger                                                                                      9,000                  435,600

XTO Energy                                                                                       25,300                  531,047

                                                                                                                       2,730,982

8

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--20.8%

ACE                                                                                               4,000                  132,320

American Express                                                                                 10,900                  491,154

American International Group                                                                     16,150                  931,855

Bank of America                                                                                   7,100                  554,084

Bank of New York                                                                                 16,000                  465,760

Bank One                                                                                          6,000                  231,900

Capital One Financial                                                                             3,000                  171,120

Citigroup                                                                                        27,166                1,236,325

Countrywide Financial                                                                             4,000                  313,120

Federal Home Loan Mortgage Association                                                            4,300                  225,105

Federal National Mortgage Association                                                             8,700                  610,740

FleetBoston Financial                                                                             7,028                  211,894

Goldman Sachs Group                                                                               4,100                  343,990

J.P. Morgan Chase & Co.                                                                           8,200                  281,506

MBNA                                                                                             15,400                  351,120

Marsh & McLennan Cos.                                                                             6,000                  285,660

Merrill Lynch                                                                                     2,000                  107,060

Morgan Stanley                                                                                    6,400                  322,944

St. Paul Cos.                                                                                     6,000                  222,180

Travelers Property Casualty, Cl. A                                                               19,346                  307,214

Travelers Property Casualty, Cl. B                                                                2,766                   43,924

U.S. Bancorp                                                                                     13,000                  311,870

Washington Mutual                                                                                 5,000                  196,850

Wells Fargo                                                                                      10,800                  556,200

                                                                                                                       8,905,895

HEALTH CARE--10.9%

Abbott Laboratories                                                                               6,000                  255,300

Amgen                                                                                             7,000  (a)             451,990

Anthem                                                                                            3,300  (a)             235,389

Bard (C.R.)                                                                                       2,000                  142,000

Becton, Dickinson & Co.                                                                           5,000                  180,600

Biovail                                                                                           5,000  (a)             185,750

Bristol-Myers Squibb                                                                              8,900                  228,374

Johnson & Johnson                                                                                 8,900                  440,728

Lilly (Eli) & Co.                                                                                 5,400                  320,760

                                                                                                                  The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

Merck & Co.                                                                                      11,300                  572,006

Novartis, ADR                                                                                     5,000                  194,200

Pfizer                                                                                           20,850                  633,423

Teva Pharmaceutical Industries, ADR                                                               6,000                  342,900

Wyeth                                                                                            10,700                  493,270

                                                                                                                       4,676,690

INDUSTRIALS--10.1%

CSX                                                                                               7,000                  204,750

Danaher                                                                                           5,000                  369,300

Deere & Co.                                                                                       5,000                  266,550

Emerson Electric                                                                                  5,000                  263,250

General Electric                                                                                 49,800                1,484,538

Illinois Tool Works                                                                               3,000                  198,780

Northrop Grumman                                                                                  2,000                  172,440

Rockwell Collins                                                                                  5,000                  126,250

3M                                                                                                4,000                  276,280

Tyco International                                                                               12,000                  245,160

United Parcel Service, Cl. B                                                                      4,000                  255,200

United Technologies                                                                               3,000                  231,840

Waste Management                                                                                  9,000                  235,530

                                                                                                                       4,329,868

INFORMATION TECHNOLOGY--21.8%

Accenture                                                                                        12,300  (a)             274,782

Applied Materials                                                                                14,000  (a)             253,960

Cisco Systems                                                                                    34,000  (a)             664,360

Computer Sciences                                                                                 6,500  (a)             244,205

Dell                                                                                             16,800  (a)             560,952

EMC                                                                                              26,000  (a)             328,380

First Data                                                                                        8,000                  319,680

Hewlett-Packard                                                                                  13,643                  264,128

Intel                                                                                            35,800                  984,858

International Business Machines                                                                   7,900                  697,807

Jabil Circuit                                                                                    14,700  (a)             382,935

KLA-Tencor                                                                                        9,000  (a)             462,600

Micron Technology                                                                                10,000  (a)             134,200

Microsoft                                                                                        59,400                1,650,726

10

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)

Motorola                                                                                         18,000                  215,460

National Semiconductor                                                                            6,400  (a)             206,656

Nokia, ADR                                                                                       13,000                  202,800

Oracle                                                                                           40,000  (a)             448,800

QUALCOMM                                                                                          4,000                  166,560

SAP, ADR                                                                                          4,000                  121,640

Taiwan Semiconductor Manufacturing, ADR                                                          14,900  (a)             161,367

Teradyne                                                                                          8,900  (a)             165,540

VeriSign                                                                                         15,000  (a)             202,050

Xilinx                                                                                            8,000  (a)             228,080

                                                                                                                       9,342,526

MATERIALS--3.6%

Alcoa                                                                                             9,000                  235,440

du Pont (E.I) de Nemours                                                                          3,000                  120,030

International Paper                                                                              11,800                  460,436

PPG Industries                                                                                    5,000                  261,100

Praxair                                                                                           4,000                  247,800

Weyerhaeuser                                                                                      4,000                  233,800

                                                                                                                       1,558,606

TELECOMMUNICATION SERVICES--2.7%

AT&T Wireless Services                                                                           15,000  (a)             122,700

BellSouth                                                                                        10,900                  258,112

SBC Communications                                                                               14,000                  311,500

Telefonos de Mexico, ADR                                                                          8,000                  244,400

Verizon Communications                                                                            7,000                  227,080

                                                                                                                       1,163,792

UTILITIES--3.0%

Exelon                                                                                            4,000                  254,000

FPL Group                                                                                         4,000                  252,800

Progress Energy                                                                                   3,000                  133,380

Southern                                                                                          8,000                  234,560

TXU                                                                                              10,000                  235,600

Wisconsin Energy                                                                                  5,000                  152,850

                                                                                                                       1,263,190

TOTAL COMMON STOCKS

   (cost $40,691,032)                                                                                                 42,511,393

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
SHORT-TERM INVESTMENTS--.8%                                                                     Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..86%, 10/9/2003                                                                                 150,000  (b)             149,978

..89%, 10/30/2003                                                                                100,000  (b)              99,875

..91%, 12/18/2003                                                                                100,000  (b)              99,816

TOTAL SHORT-TERM INVESTMENTS
   (cost $349,702)                                                                                                       349,669
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $41,040,734)                                                             100.1%               42,861,062

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (26,809)

NET ASSETS                                                                                       100.0%               42,834,253

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF SECURITIES SOLD SHORT

September 30, 2003

COMMON STOCKS                                      Shares          Value ($)
--------------------------------------------------------------------------------

Kraft Foods                                         5,000           147,500

Teva Pharmaceutical Industries, ADR                 3,000           171,450

TOTAL SECURITIES SOLD SHORT

   (proceeds $249,890)                                              318,950

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  41,040,734  42,861,062

Receivable for investment securities sold                               283,348

Receivable from brokers for proceeds on securities sold short           249,890

Dividends receivable                                                     46,738

Receivable for shares of Common Stock subscribed                            266

Prepaid expenses                                                         24,522

                                                                     43,465,826
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            57,003

Cash overdraft due to Custodian                                         116,559

Securities sold short, at value (proceeds $249,890)

  --See Statement of Securities Sold Short                              318,950

Payable for shares of Common Stock redeemed                              75,012

Payable for dividend on securities sold short                             2,940

Accrued expenses                                                         61,109

                                                                        631,573
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,834,253
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      49,497,518

Accumulated net realized gain (loss) on investments                 (8,414,533)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,751,268
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,834,253

NET ASSET VALUE PER SHARE


                                         Class A               Class B                Class C               Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        30,298,084              9,610,953             2,699,732                36,991         188,493

Shares Outstanding                     2,012,873                673,284               188,381                 2,429          12,985
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           15.05                 14.27                 14.33                  15.23           14.52



SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $986 foreign taxes witheld at source)           672,046

Interest                                                                 2,713

TOTAL INCOME                                                           674,759

EXPENSES:

Management fee--Note 3(a)                                              320,218

Shareholder servicing costs--Note 3(c)                                 223,023

Distribution fees--Note 3(b)                                           115,157

Registration fees                                                       50,801

Professional fees                                                       41,001

Prospectus and shareholders' reports                                    22,088

Custodian fees--Note 3(c)                                                5,740

Directors' fees and expenses--Note 3(d)                                  3,913

Dividends on securities sold short                                       3,495

Loan commitment fees--Note 2                                               569

Miscellaneous                                                            4,538

TOTAL EXPENSES                                                         790,543

INVESTMENT (LOSS)--NET                                               (115,784)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (3,203,062)

  Short sale transactions                                               11,236

Net realized gain (loss) on financial futures                           61,631

NET REALIZED GAIN (LOSS)                                           (3,130,195)

Net unrealized appreciation (depreciation) on investments           11,170,974

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,040,779

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,924,995

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (115,784)            (365,994)

Net realized gain (loss) on investments       (3,130,195)          (4,758,276)

Net unrealized appreciation
   (depreciation) on investments              11,170,974           (7,483,402)

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM OPERATIONS        7,924,995          (12,607,672)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --            (508,425)

Class B shares                                         --            (935,444)

Class C shares                                         --             (87,159)

Class R shares                                         --              (1,016)

Class T shares                                         --                (414)

TOTAL DIVIDENDS                                        --          (1,532,458)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,484,820          13,839,277

Class B shares                                  1,661,831           3,724,227

Class C shares                                    439,516            987,387

Class R shares                                         --              4,116

Class T shares                                    186,367              3,966

Dividends reinvested:

Class A shares                                         --            448,129

Class B shares                                         --            813,617

Class C shares                                         --             56,111

Class R shares                                         --              1,016

Class T shares                                         --                414

Cost of shares redeemed:

Class A shares                                (5,879,664)          (7,352,661)

Class B shares                               (12,288,270)         (18,284,820)

Class C shares                                  (742,551)          (1,331,946)

Class R shares                                      (440)              (7,314)

Class T shares                                   (22,777)              (7,903)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (7,161,168)          (7,106,384)

TOTAL INCREASE (DECREASE) IN NET ASSETS          763,827          (21,246,514)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            42,070,426           63,316,940

END OF PERIOD                                  42,834,253           42,070,426


16
                                                    Year Ended September 30,
                                                --------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       692,181              846,296

Shares issued for dividends reinvested                 --               25,190

Shares redeemed                                 (426,145)            (454,670)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     266,036              416,816
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       123,996              225,488

Shares issued for dividends reinvested                 --               47,496

Shares redeemed                                 (942,313)          (1,180,639)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (818,317)            (907,655)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        32,132              61,508

Shares issued for dividends reinvested                 --               3,268

Shares redeemed                                  (55,388)             (86,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (23,256)             (21,428)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                 233

Shares issued for dividends reinvested                 --                  56

Shares redeemed                                      (32)                (415)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (32)                (126)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        13,633                 241

Shares issued for dividends reinvested                 --                  24

Shares redeemed                                   (1,597)                (360)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,036                 (95)

(A) DURING THE PERIOD ENDED SEPTEMBER 30, 2003, 561,893 CLASS B SHARES REPRESENTING $7,324,734 WERE AUTOMATICALLY CONVERTED TO 535,878 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2002, 726,508 CLASS B SHARES REPRESENTING $11,447,640 WERE AUTOMATICALLY CONVERTED TO 757,223 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.44          16.34         21.59          21.04         17.39

Investment Operations:

Investment income (loss)--net                                     .01(a)        (.02)(a)      (.01)(a)       (.04)(a)       .06(a)

Net realized and unrealized
   gain (loss) on investments                                    2.60          (3.49)        (4.05)          2.42          3.63

Total from Investment Operations                                 2.61          (3.51)        (4.06)          2.38          3.69

Distributions:

Dividends from investment income--net                              --               --          --              --         (.00)(b)

Dividends from net realized
   gain on investments                                             --           (.39)        (1.19)         (1.83)         (.04)

Total Distributions                                                --           (.39)        (1.19)         (1.83)         (.04)

Net asset value, end of period                                  15.05          12.44         16.34          21.59         21.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             20.98         (22.20        (19.76)         11.58         21.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.54           1.46          1.27           1.33          1.31

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                                          .01            .00(d)        .01             --           --

Ratio of net investment income
   (loss) to average net assets                                   .04           (.11)         (.07)          (.17)          .29

Portfolio Turnover Rate                                         35.00          26.81         46.13          51.17        102.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          30,298         21,738        21,735         29,520        31,482

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18

                                                                                        Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.91          15.77         21.02          20.67         17.22

Investment Operations:

 Investment (loss)--net                                          (.11)(a)       (.15)(a)      (.15)(a)       (.20)(a)      (.09)(a)

Net realized and unrealized
   gain (loss) on investments                                    2.47          (3.32)        (3.91)          2.38          3.58

Total from Investment Operations                                 2.36          (3.47)        (4.06)          2.18          3.49

Distributions:

Dividends from net realized
   gain on investments                                             --           (.39)        (1.19)         (1.83)         (.04)

Net asset value, end of period                                  14.27          11.91         15.77          21.02         20.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             19.82         (22.76)       (20.32)         10.77         20.26
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.40           2.22          2.02           2.08          2.06

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                                          .01            .00(c)        .01              --           --

Ratio of net investment
   (loss) to average net assets                                  (.84)          (.91)         (.81)          (.92)         (.45)

Portfolio Turnover Rate                                         35.00          26.81         46.13          51.17        102.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           9,611         17,763        37,839         52,617        56,833

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          15.80         21.06          20.70         17.24

Investment Operations:

Investment (loss)--net                                           (.10)(a)       (.14)(a)      (.15)(a)       (.19)(a)      (.08)(a)

Net realized and unrealized gain
   (loss) on investments                                         2.49          (3.33)        (3.92)          2.38          3.58

Total from Investment Operations                                 2.39          (3.47)        (4.07)          2.19          3.50

Distributions:

Dividends from net realized
   gain on investments                                             --           (.39)        (1.19)         (1.83)         (.04)

Net asset value, end of period                                  14.33          11.94         15.80          21.06         20.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             20.02         (22.76)       (20.32)         10.85         20.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.29           2.19          1.98           2.04          2.04

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                                          .01            .00(c)        .01              --           --

Ratio of net investment
   (loss) to average net assets                                 (.72)           (.86)         (.78)          (.87)          (.43)

Portfolio Turnover Rate                                        35.00           26.81         46.13          51.17         102.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          2,700           2,526         3,683          3,866          3,215

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

20

                                                                                      Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.58          16.52         21.75          21.21         17.52

Investment Operations:

Investment income (loss)--net                                     .02(a)        (.02)(a)       .04(a)        (.02)(a)       .09(a)

Net realized and unrealized
   gain (loss) on investments                                    2.63          (3.53)        (4.08)          2.39          3.65

Total from Investment Operations                                 2.65          (3.55)        (4.04)          2.37          3.74

Distributions:

Dividends from investment income--net                              --              --          --             --           (.01)

Dividends from net realized
   gain on investments                                             --           (.39)         (1.19)         (1.83)        (.04)

Total Distributions                                                --           (.39)         (1.19)         (1.83)        (.05)

Net asset value, end of period                                  15.23          12.58          16.52          21.75        21.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                21.06         (22.20)        (19.51)         11.42        21.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.46           1.43           1.03           1.25         1.17

Ratio of interest expense, loan
   commitment fees and dividends
   on securities sold short
   to average net assets                                          .01            .00(b)         .01             --        --

Ratio of net investment income
   (loss) to average net assets                                   .11           (.11)           .18           (.09)         .41

Portfolio Turnover Rate                                         35.00          26.81          46.13          51.17       102.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              37             31             43             51          302

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                   The Fund 21

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended September 30,
                                                                     ---------------------------------------------------------------

CLASS T SHARES                                                       2003             2002            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.16            16.11           21.41            21.13

Investment Operations:

Investment (loss)--net                                               (.11)(b)         (.21)(b)        (.09)(b)         (.18)(b)

Net realized and unrealized
   gain (loss) on investments                                        2.47            (3.35)          (4.02)             .46

Total from Investment Operations                                     2.36            (3.56)          (4.11)             .28

Distributions:

Dividends from net realized
   gain on investments                                                 --             (.39)          (1.19)               --

Net asset value, end of period                                      14.52            12.16           16.11            21.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 19.41           (22.84)         (20.21)            1.37(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
    to average net assets                                            2.30             2.48            1.73             1.59(d)

Ratio of interest expense, loan
   commitment fees and dividends on
   securities sold short to average net assets                        .02              .00(e)          .01                --

Ratio of net investment
   (loss) to average net assets                                      (.74)           (1.22)           (.50)             (.79)(d)

Portfolio Turnover Rate                                             35.00            26.81           46.13             51.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 188               12              17                1

(A) THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus   Premier   Growth   and   Income   Fund  (the  "fund") is  a  separate
non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering one series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the
"Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

24

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,355,285 and unrealized appreciation $1,514,432. In addition, the fund had $2,822,412 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2003 and September 30, 2002, respectively, were as follows: long-term capital gains $0 and $1,532,458.

                                                             The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $115,784 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended September 30, 2003, the Distributor retained $637 and $1 from commissions earned on sales of fund' s Class A and Class T shares, respectively, and $41,153 and $433 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2003, Class B, Class C and Class T shares were charged $94,949, $19,988 and $220, respectively, pursuant to the Plan.

26

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2003, Class A, Class B, Class C and Class T shares were charged $68,120, $31,650, $6,663 and $220, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $70,020 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2003, the fund was charged $5,740 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000, an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in that Fund Group in proportion to each fund's relative net assets.

                                                             The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended September 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        14,656,728           20,912,356

Short sale transactions                     500,983              762,109

  TOTAL                                  15,157,711           21,674,465

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at September 30, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount

28

of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2003, there were no financial futures contracts outstanding.

At September 30, 2003, the cost of investments for federal income tax purposes was $41,277,570; accordingly, accumulated net unrealized appreciation on investments was $1,583,492 consisting of $5,403,464 gross unrealized appreciation and $3,819,972 gross unrealized depreciation.

                                                             The Fund 29

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Premier Growth and Income Fund (one of the funds comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth and Income Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                        Ernst & Young LLP

New York, New York

November 5, 2003

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

James F. Henry (72)

Board Member (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Rosalind Gersten Jacobs (78)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Dr. Paul A. Marks (77)

Board Member (1978)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director-Emeritus

* Atom Pharm, Director

* Lazard Freres & Company, LLC, Senior Adviser

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Dr. Martin Peretz (64)

Board Member (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University (1965-2001)

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC, an online publisher of college textbooks, Director

* Harvard Center for Blood Research, Trustee

* Bard College, Trustee

* YIVO Institute for Jewish Research, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Bert W. Wasserman (70)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Lillian Vernon Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund 33

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

34

NOTES

                  For More Information

                        Dreyfus Premier
                        Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  320AR0903


Item 2. Code of Ethics.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

     The Registrant's Board has determined that Bert W. Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Bert W. Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.  Principal Accountant Fees and Services.

           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

           Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER EQUITY FUNDS, INC.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)